Securities and Exchange Commission
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Commission


      Date of Report (Date of earliest event reported): March 24, 2000.


                               USURF America, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                   1-15383                72-1346591
(State or other juris-       (Commission File No.)      (I.R.S. Employer
diction of incorporation)                              Identification No.)

               8748 Quarters Lake Road, Baton Rouge, Louisiana 70809 (Address of principal executive offices, including zip code)

         Registrant's telephone number, including area code: (225) 922-7744


                                      Form 8-K

                                USURF America, Inc.

Item 5.  Other Events

On March 27, 2000, the Board of Directors of USURF America, Inc., a Nevada corporation (the "Company"), accepted the resignation of Julius W. Basham, II, as a director of the Company. Mr. Basham's resignation was effective March 24, 2000. In his stated reasons for resigning, Mr. Basham expressed his desire to pursue other interests. Mr. Basham made no reference to any disagreement with the Company on any matter relating to the Company's operations, policies or practices and the Company is not aware of any such disagreements. A copy of Mr. Basham's letter of resignation which was sent to the Company's President and Chairman of the Board is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

(a)   Exhibits:

      Exhibit No.       Description

         17 Letter of Resignation of Julius W. Basham, II, dated March 24, 2000.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 4, 2000.            USURF AMERICA, INC.


                                 By: /s/ David M. Loflin
                                      David M. Loflin
                                      President

                                 EXHIBIT INDEX

Exhibit No.          Description

   17 Letter of Resignation of Julius W. Basham, II, dated March 24, 2000.